CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT 47

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 47 (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into, as of the date of the last signature below, between The Boeing Company, a Delaware Corporation ("Boeing"), and SPIRIT AEROSYSTEMS, INC, a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.
The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 16, 2005, (the “GTA”), and including any amendments to the SBP and GTA (collectively the “Sustaining Agreement”).

B.	The most recent amendment to the SBP is Amendment 45, entered into on October 10, 2019.

C.	Boeing and Seller wish to modify the 777 discount payment schedule and certain 737 Rate [*****] Non-Recurring language, as specified herein.

D.	The Parties wish to memorialize their agreement on these matters in this Amendment to the SBP, in accordance with the terms set forth below.

Amendment No. 47                1            Spirit Aerosystems Inc.

AGREEMENTS

NOW THEREFORE, the Parties agree as follows:

1.	The list of “AMENDMENTS” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:

“AMENDMENTS

Amendment Number	Description	Date	Approval

1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick
R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick
J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick
J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu
W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu
R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu
M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu
M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	8/16/2013	C. Howell
M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel
M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/26/2014	B. Folden
R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell
R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky
R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor
K. Leyba

Amendment No. 47                2            Spirit Aerosystems Inc.

14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock
R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29 - 777X Non-Recurring Agreement.	12/23/2015	A. Lucker
E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia Deleone
J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock
R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock
E. Bossler
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock
E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor
K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock
E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock
E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards
K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell
C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock
E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards
W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock
E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock
E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock
E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock
E. Bossler

Amendment No. 47                3            Spirit Aerosystems Inc.

35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock
J. O'Crowley
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock
E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski
R. Grant
38	Revisions to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW	11/1/2018	T. Willis
E. Bossler
39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
		11/2/2018	K. Shipley
E. Bossler
40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2, D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.

All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/29/2019	T. McGuigan
E. Bossler
41	Revisions to Attachment 29 777-9 Rate Tooling	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing	5/22/2019	K. Doolin R. Grant

Amendment No. 47                4            Spirit Aerosystems Inc.

44	Section 12.13.2 is deleted and replaced in its entirety	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 6.3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced Section 24.1 incorporated	10/3/2019	K. Doolin E. Bossler
47	SBP Attachment 1 Section 7.b) is deleted and replaced in its entirety SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety	5/5/2020	A. Klotz L. Hampton
"

Amendment No. 47                5            Spirit Aerosystems Inc.

2.	777 Discount for 777 300ER, 200LR, and 200F Aircraft. SBP Attachment 1 Section 7.b) is amended and restated, in its entirety, as follows:
“b)     777 Discount for 777 300ER, 200LR, and 200F Aircraft.
To assist Boeing in its marketing and sales opportunities for units unsold as of [*****], Seller agreed to provide a discount of [*****] on each of Boeing’s unsold 777 300ER, 200LR, and 200F aircraft to be built and delivered by Seller to Boeing with the aggregate discount not to exceed [*****]. The Parties agree Boeing will be paid the full discount value of [*****], of which Seller has already paid to Boeing [*****] as of [*****]. The remaining unpaid balance due to Boeing is [*****] and will be paid by [*****]. For the purpose of administrative convenience, the discounts shall be paid by Seller in increments as defined below:
[*****] to be paid on or about [*****]
[*****] to be paid on or about [*****]
[*****] to be paid on or about [*****]
[*****] to be paid on or about [*****]
[*****] to be paid on or about [*****]
[*****] to be paid on or about [*****]
[*****] to be paid on or about [*****]
[*****] to be paid on or about [*****]”

3.	Non-Recurring Pricing. SBP Attachment 1 Section 8.c) is amended to add the bold text and restated, in its entirety, as follows:

“c)    Boeing agrees to pay Seller a fixed sum of $[*****] to support     737 rate [*****] APM tooling, capital, and equipment expenditures,     which the Parties agree includes 737-8 rate tooling** (only from     rate [*****] up to and including [*****]), 737 CIW rate tooling** (only from     rate [*****] up to and including [*****]), and 737-7 (7150) rate tooling**     (only from rate [*****] up to and including [*****]). Payments shall be made as     follows, measured from the date Boeing directs Seller in writing to     go to rate [*****], in accordance with SBP Section 7.5.3 (the “[*****]    Letter”):

•	$[*****] *** paid no later than [*****] days following the [*****] Letter

•	$[*****] *** paid no later than [*****] days following the [*****] Letter

•	$[*****] *** paid no later than [*****] days following the [*****] Letter

•	$[*****] *** paid no later than [*****] days following the [*****] Letter

•	$[*****] *** paid no later than [*****] days following the [*****] Letter

•	$[*****] *** paid no later than [*****] days following the [*****] Letter

Amendment No. 47                6            Spirit Aerosystems Inc.

•	$[*****] *** paid no later than [*****] days following the [*****] Letter

•	$[*****] *** paid no later than [*****] days following the [*****] Letter

** Based on SBP Attachment 15 “Maximum Production Rate and Model Mix Constraint Matrix” as of the Effective Date of SBP Amendment 40.

*** These payments may be reduced to account for any payments made by Boeing to Seller for long-lead items associated with rate [*****]. Commencing in [*****], Seller will request authority to proceed (ATP) for appropriate amounts for long-lead items to protect the [*****] Shipsets rate. Upon approval, Boeing will issue the ATP(s) and Boeing will pay appropriate amounts for such long-lead items. To the extent Boeing does not direct Seller to implement rate [*****], Boeing reserves the right to reconvene with Seller at a future date to address any ATP payments paid to Seller that were in support of long-lead items.

i.	Boeing shall issue purchase orders no later than [*****] prior to the above dates in this Section 8.c).

a.	After the [*****] Letter is provided by Boeing to Seller, the Parties will amend this Section with actual calendar dates.

ii.
Seller will submit CTLs for rate [*****] Tooling. The above payments (including payments for long-lead items) in this Section 8.c) are not contingent upon CTL submittal by Seller or CTL approval by Boeing. Seller will determine the allocation of the [*****] between capital equipment and tooling for rate [*****] APM, and provide it to Boeing within [*****] days of the [*****] Letter.

iii.	Payment will be made by Boeing to Seller in accordance with SBP Section 5.2.1. Upon completion of all CTLs, Seller will notify Boeing that all CTLs have been submitted.

SBP Attachment 1 Exhibit G identifies the rate tooling settlements that are and are not included within the $[*****] fixed sum payment set forth in this Section 8.c). For the avoidance of doubt, SBP Attachment 27 does not apply to the $[*****] fixed sum payment set forth in this Section 8.c).”

Amendment No. 47                7            Spirit Aerosystems Inc.

4.
This Amendment constitutes the complete and exclusive agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

5.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

EXECUTED in duplicate as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY             SPIRIT AEROSYSTEMS INC.
BOEING COMMERCIAL AIRPLANES

Signature: /s/Ashley A. Klotz_______    Signature: /s/Leanna Hampton

Printed Name: Ashley A. Klotz _____    Printed Name: Leanna Hampton

Title: Manager, SC Contracts ______    Title: Senior Manager, Contracts

Date: May 5, 2020_______________    Date: May 5, 2020

Amendment No. 47                8            Spirit Aerosystems Inc.